                                                                EXHIBIT 10.48

                               SECURITY AGREEMENT



                 THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of February 25, 1997, made by EDUCATIONAL MEDICAL, INC., a Delaware corporation ("EMI") and all of those subsidiaries of EMI identified as such on the signature page(s) to this Agreement (EMI and all such subsidiaries herein called, collectively, "Borrowers" and, individually, a "Borrower"), to and in favor of BANK OF AMERICA, FSB (the "Bank"), individually and as agent for itself and each "Issuer," as that term is defined below (the Bank, acting in such capacity, herein called "Secured Party");

                             W I T N E S S E T H :

                 WHEREAS, pursuant to the Business Loan Agreement, dated as of even date herewith, between Borrowers and Bank (as the same may from time to time be amended, modified, supplemented or renewed, called the "Loan Agreement"), Bank has agreed to extend credit and other financial accommodations to Borrowers (the same being collectively referred to herein as the "Loans"); and

                 WHEREAS, Bank is willing to make the Loans but only upon the condition that Borrowers shall have executed and delivered to Secured Party this Security Agreement;

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                 "Account Debtor" shall mean any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

                 "Accounts" shall mean any "accounts," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights, and, in any event, shall include, without limitation, all accounts receivable, intercompany accounts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments), now owned or hereafter received or acquired by or belonging or owing to a Borrower (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or leased or services rendered by a Borrower or from any other transaction, whether or not the same involves the sale or lease of goods or services by a Borrower (including, without limitation, any such obligation, which might be characterized as an account or
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         contract right under the UCC) and all of a Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of a Borrower's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to a Borrower under all contracts for the sale of goods or the performance of services or both by a Borrower (whether or not yet earned by performance on the part of a Borrower or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                 "Chattel Paper" shall mean any "chattel paper," as such term is defined in Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights and wherever located.

                 "Collateral" shall have the meaning assigned to such term in
         Section 2 of this Security Agreement.

                 "Contracts" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                 "Documents" shall mean any "documents," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights and wherever located.

                 "Equipment" shall mean any "equipment," as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights and wherever located, and, in any event, shall include, without limitation, all machinery, equipment, molds, furnishings, fixtures, motor vehicles and computers and other electronic data-processing and other office equipment now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquired any rights and wherever located, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                 "Event of Default" shall mean any "default," "event of default," or similar event or occurrence, howsoever denominated, at any time arising under any of the Loan Documents.


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                 "General Intangibles" shall mean any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by a Borrower or in which Borrower now has or hereafter acquires any rights, and, in any event, shall include, without limitation, all right, title and interest which a Borrower may now or hereafter have in or under any Contract, causes of action, franchises, tax refund claims, customer lists, Trademarks, Patents, rights in intellectual property, Licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions and discoveries (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, business records data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill, all claims under guarantees, security interests or other security held by or granted to a Borrower to secure payment of the Accounts by an account debtor obligated thereon, all rights of indemnification and all other intangible property of any kind and nature.

                 "Instruments" shall mean any "instrument," as such term is defined in Section 9-105(1)(i) of the UCC, now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights and wherever located, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                 "Inventory" shall mean any "inventory," as such term is defined in Section 9-109(4) of the UCC, now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights and wherever located, and, in any event, shall include, without limitation, all inventory, merchandise, supplies, goods and other personal property, now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights and wherever located, which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in a Borrower's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

                 "Issuer" shall mean Bank of America National Trust and Savings Association, or any affiliate thereof, which at any time or from time to time issues any letter of credit, banker's acceptance, foreign exchange contract, interest rate "hedge" or similar agreement, or otherwise extends any credit or other financial accommodation to, with or on behalf of Borrowers, or any one or more of them, whether pursuant to the Loan Agreement or otherwise.

                 "License" shall mean any Patent License, Trademark License or other license as to which Secured Party has been granted a security interest hereunder.

                 "Loan Documents" shall mean the Loan Agreement and any document, instrument or agreement, whether now or hereafter existing, evidencing, giving rise to or otherwise securing any of the Secured Obligations.





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                 "Patent License" shall mean all of the following now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights: to the extent assignable by a Borrower, any written agreement granting any right to make, use, sell and/or practice any invention or discovery that is the subject matter of a Patent.

                 "Patent" or "Patents" shall mean one or all of the following now or hereafter owned by Borrower or in which a Borrower now has or hereafter acquires any rights: (i) all letters patent of the United States or any other country and all applications for letters patent of the United States or any other country, (ii) all reissues, continuations, continuations-in-part, divisions, reexaminations or extensions of any of the foregoing, and (iii) all inventions disclosed in and claimed in the Patents and any and all trade secrets and knowhow related thereto.

                 "Proceeds" shall mean "proceeds," as such term is defined in
         Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to a Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of a Borrower against third parties (A) for past, present or future infringement of any Patent or Patent License or (B) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, and (v) the following types of property acquired with cash proceeds: Accounts, Chattel Paper, Contracts, Documents, General Intangibles, Equipment and Inventory.

                 "Secured Obligations" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Loans, (ii) all prepayment, commitment and other fees owing under the Loan Agreement to Bank and (iii) all other debts, liabilities and other obligations owing at any time or from time to time to the Bank or any Issuer by the Borrowers, or any one or more of them, whether joint or several, or as maker, surety, guarantor or otherwise, including any arising under or in respect of any loan, lease, letter of credit, banker's acceptance, foreign exchange contract, interest rate "hedge" agreement or any other similar agreement, whether arising pursuant to the Loan Agreement or otherwise.

                 "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security Agreement as in effect of the date such reference becomes operative.





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                 "Supplemental Documentation" shall have the meaning assigned to it in Section 5(a) of this Security Agreement.

                 "Trademark License" shall mean all of the following now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights: any written agreement granting any right to use any Trademark or Trademark registration.

                 "Trademark" or "Trademarks" shall mean one or all of the following now owned or hereafter acquired by a Borrower or in which a Borrower now has or hereafter acquires any rights: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of any State of the United States or any other country or any political subdivision thereof, (ii) all extensions or renewals thereof and (iii) the goodwill symbolized by any of the foregoing.

                 "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Georgia; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Georgia, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2. Grant of Security Interest. (a) Collateral. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations, each Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party and hereby grants to Secured Party, a security interest in, all of such Borrower's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

                 (i)      all Accounts of each Borrower;

                 (ii)     all Chattel Paper of each Borrower;

                 (iii)    all Contracts of each Borrower;

                 (iv)     all Documents of each Borrower;





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                 (v)      all Equipment of each Borrower;

                 (vi)     all General Intangibles of each Borrower;

                 (vii)    all Instruments of each Borrower;

                 (viii)   all Inventory of each Borrower;

                 (ix) all other goods and personal property of each Borrower, whether tangible or intangible, including without limitation, all bank accounts of each Borrower, now owned or hereafter acquired by such Borrower or in which such Borrower now has or hereafter acquires any rights and wherever located; and

                 (x) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing and all books and records relating to each of the foregoing.

                 (b) Property in Possession. In addition, as collateral security for the prompt and complete payment when due of the Secured Obligations, Secured Party is hereby granted a lien and security interest in all property of any Borrower held by Bank or any Issuer, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to Bank or any Issuer, for any purpose, including for deposit, safekeeping, collection or pledge, for the account of any Borrower, or as to which any Borrower may have any right or power.

         3. Right of Secured Party; Limitations on Secured Party's Obligations; License.

                 (a) Borrowers Remain Liable. It is expressly agreed by Borrowers that, anything herein to the contrary notwithstanding, each Borrower shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and such Borrower shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License, unless and except to the extent that the same are being Properly Contested. Secured Party shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Secured Party of a security interest therein or the receipt by Secured Party of any payment relating to any Contract or License pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of any Borrower under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.





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                 (b)      Direct Collection.  Secured Party may at any time,
after the occurrence of, and during the continuance of, any Event of Default, after first notifying Borrowers of its intention to do so, open any Borrower's mail and collect any and all amounts due from Account Debtors, and notify Account Debtors of any Borrower, parties to the Contracts of any Borrower, obligors of Instruments of any Borrower and obligors in respect of Chattel Paper of any Borrower that the Accounts and the right, title and interest of Borrower in and under such Contracts, such Instruments and such Chattel Paper have been assigned to Secured Party and that payments shall be made directly to Secured Party or to a lockbox designated by Secured Party. Upon the request of Secured Party made at any time after the occurrence of, and during the continuance of, an Event of Default, Borrowers will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. Secured Party also may at any time, upon reasonable advance notice to Borrowers (unless an Event of Default has occurred, in which case no notice is necessary), in its own name or in the name of any Borrower, communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to Secured Party's sole satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

                 (c) Test Verifications. Upon reasonable prior notice to Borrowers (unless an Event of Default has occurred, in which case no notice is necessary), Secured Party shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any reasonable manner and through any reasonable medium that it considers advisable, and Borrowers agree to furnish all such assistance and information as Secured Party may require in connection therewith.

                 (d) License to Borrowers. Unless and until there shall have occurred and be continuing an Event of Default, Secured Party hereby grants to Borrowers the worldwide, exclusive, nontransferable (subject to each Borrower's right to grant sublicenses), royalty-free right and license or sublicense, in the case of the Patent Licenses and Trademark Licenses, to use and enjoy the Patents, Trademarks, Patent Licenses and Trademark Licenses for each Borrower's own benefit and account and for none other, including, without limitation, the right to make, have made for it, use, sell, sublicense and/or practice the inventions disclosed in any of the Patents or Patent Licenses. With respect to Trademarks and Trademark Licenses, without limitation, each Borrower shall maintain standards of quality that conform to those high-quality standards presently established and used by such Borrower, standards with which such Borrower is presently familiar, or established and used by such Borrower from time to time in the future in connection with products and/or services presently offered for sale by such Borrower or hereafter offered for sale by such Borrower. Each Borrower agrees not to sell or assign its interest in, or, after the occurrence of and during the continuance of an Event of Default, to grant any sublicenses under, the license granted to such Borrower in this
Section 3(d) without the prior written consent of Secured Party. Upon the occurrence of an Event of Default, Secured Party may terminate the license granted under this Section 3(d) and exercise all of the rights and remedies granted to it under this Security Agreement. In furtherance of the license or sublicense granted to Borrowers hereunder, unless an Event of Default has occurred and is continuing, Secured Party shall from time to time execute and deliver,





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upon the written request of Borrowers, any and all instruments, certificates, or other documents, in the form so requested, necessary or appropriate in the judgment of Borrowers to permit a Borrower to continue to exploit, license, use and enjoy the Patents, Trademarks, Patent Licenses and Trademark Licenses.

         4. Representations and Warranties. Each Borrower hereby represents and warrants to Secured Party that:

                 (a) Sole Owner. Except for the security interest granted to Secured Party pursuant to this Security Agreement, each Borrower is the sole owner or lessee or authorized licensee of each item of the Collateral in which it purports to grant a security interest hereunder, having good and sufficient title thereto, or a valid interest as a lessee or licensee thereunder, free and clear of any and all liens, and, in the case of Patents and Trademarks, free and clear of licenses, registered user agreements and covenants not to sue third persons. No amount in excess of $5,000 in the aggregate payable under or in connection with any of its Accounts or Contracts are evidenced by Instruments which have not been delivered to Secured Party.

                 (b) No Security Agreement. No currently effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by any Borrower in favor of Secured Party pursuant to this Security Agreement.

                 (c) Financing Statements. Upon the filing of appropriate financing statements in the jurisdictions listed in Schedule I hereto and, upon the filing of the Patent, Trademark and License Assignments to be filed in the United States Patent and Trademark Office, this Security Agreement is effective to create a valid and continuing first priority lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC or by the filing of an appropriate document in the United States Patent and Trademark Office in favor of Secured Party, prior to all other Liens, and is enforceable as such as against creditors of and purchasers from Borrowers (other than purchasers of Inventory in the ordinary course of business) and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property. Upon such filing, all action requested by Secured Party as necessary or desirable to protect and perfect such security interest in each item of the Collateral will have been duly taken.

                 (d) Locations. Each Borrower's chief executive office, principal place of business and the place where its records concerning the Collateral are kept and the locations of its Inventory and Equipment are set forth on Schedule II hereto, and such Borrower will not change such principal place of business or remove such records or Inventory or Equipment (except for removal of Inventory for transfer from one such location to another or upon its sale) unless it has taken such action (if any) as is necessary to cause the security interest of Secured Party in the Collateral to continue to be perfected and has given thirty (30) days' prior written notice thereof to Secured Party.





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Any new place of business of Borrower or Collateral location shall be within the United States of America.

                 (e) Patents. As of the date hereof, no Borrower has any rights in or to any Patents or Patent Licenses.

                 (f) Trademarks. The Trademarks and, to the best of each Borrower's knowledge, any trademarks in which a Borrower has been granted rights pursuant to Trademark Licenses, are subsisting and have not been adjudged invalid or unenforceable; each of the Trademarks and, to the best of each Borrower's knowledge, any trademark in which such Borrower has been granted rights pursuant to Trademark Licenses is valid and enforceable; no claim has been made that the use of any of the Trademarks or any trademark in which such Borrower has been granted rights pursuant to the Trademark Licenses does or may violate the rights of any third person; upon registration of its Trademarks, each Borrower will use for the duration of this Security Agreement, proper statutory notice in connection with its use of the Trademarks; and each Borrower will use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks and any Trademarks in which such Borrower has been granted rights pursuant to the Trademark Licenses.

         5. Covenants. Each Borrower covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied and the Loan Documents have been terminated:

                 (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of such Borrower, such Borrower will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further action as Secured Party may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to Secured Party of any License or Contract held by such Borrower or in which such Borrower has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to Secured Party's possession (if a security interest in such Collateral can be perfected only by possession), placing the interest of Secured Party as lienholder on the certificate of title of any vehicle and using its best efforts to obtain waivers of liens from landlords and mortgagees. Each Borrower hereby irrevocably makes, constitutes and appoints Secured Party (and all Persons designated by Secured Party for that purpose) as such Borrower's true and lawful attorney, effective upon the failure or refusal of such Borrower upon request to execute and/or deliver to Secured Party any financing statement, continuation statement, instrument, document, or agreement which Secured Party may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers granted hereunder (herein, "Supplemental Documentation"), to sign such Borrower's name on any such Supplemental Documentation and to deliver any such Supplemental Documentation to such Person as Secured





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

Party, in its sole discretion, shall elect. Each Borrower also hereby authorizes Secured Party to file any financing or continuation statement without the signature of such Borrower to the extent permitted by applicable law. Each Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement and may be filed by Secured Party in any filing office. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Document, such Instrument or Document shall be immediately pledged to Secured Party hereunder, and, if requested by Secured Party, shall be duly endorsed in a manner satisfactory to Secured Party and delivered to Secured Party.

                 (b) Indemnification. In any suit, proceeding or action brought by Secured Party relating to any Account, Chattel Paper, Contract, General Intangible or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible or Instrument, each Borrower will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Borrower, and all such obligations of such Borrower shall be and remain enforceable against and only against such Borrower and shall not be enforceable against Secured Party.

                 (c) Limitation on Liens on Collateral. No Borrower will create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Secured Party in and to any of Borrower's rights under the Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

                 (d) Maintenance of Insurance. Each Borrower will maintain, with financially sound and reputable companies, casualty and liability insurance policies with respect to the Collateral which conform in all respects to any requirements of the Loan Documents in respect of insurance.

                 (e) Limitations on Disposition. No Borrower will sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as may be permitted by the Loan Documents.

                 (f) Right of Inspection. Secured Party shall at all times have the rights of inspection set forth in the Loan Documents. Secured Party and its representatives shall also have the right, with reasonable notice and at all reasonable times, to enter into and upon any premises where any of the Equipment or Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.





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

                 (g) Continuous Perfection. No Borrower will change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless such Borrower shall have given Secured Party at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading.

         6. Covenants Regarding Specific Collateral. Each Borrower covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been fully satisfied and the Loan Documents have been terminated:

                 (a)      Covenants Relating to Accounts, Etc.

                          (i)     Each Borrower will perform  and comply with
all obligations in respect of Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound, unless and except to the extent that the same are being Properly Contested.

                          (ii)    No Borrower will, without Secured Party's
prior written consent, with respect to any Eligible Accounts and, after the occurrence of, and during the continuance of, any Default or Event of Default, any Accounts, Chattel Paper or Instruments, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of such Borrower.

                          (iii)   Secured Party may rely, in determining which
Accounts listed on any Borrowing Base Certificate, collateral valuation report or any other report delivered by a Borrower to Secured Party pursuant to the Loan Agreement are Eligible Accounts, on all statements or representations made by such Borrower on or with respect to any such certificate or report and, unless otherwise indicated in writing by such Borrower, that: (A) they are genuine, are in all respects what they purport to be, are not evidenced by a judgment and are only evidenced by one, if any, executed original instrument, agreement, contract, or document, which, if requested by Secured Party, has been delivered to Secured Party; (B) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto; (C) except as set forth in Subsection (D) below, the amounts of the face value shown on any certificate or report provided to Secured Party, and/or any invoices and statements delivered to Secured Party with respect to any Account are actually and absolutely owing to such Borrower and are not contingent for any reason; (D) there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and such Borrower has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except for discounts, rebates or allowances by such

Borrower in the ordinary course of its business for prompt payments, all of which discounts, rebates or allowances are reflected in the calculation of the face value of each respective invoice related thereto or have been disclosed by such Borrower to Secured Party in writing; (E) there are no facts, events, or occurrences which in any way impair the validity or enforceability thereof or reduce the amount payable thereunder from the amount of the invoice face value shown on any such certificate or report and on all contracts, invoices and statements delivered to Secured Party with respect thereto; (F) to the best of each Borrower's knowledge, all Account Debtors thereunder had the capacity to contract at the time any contract or other document giving rise to the Account was executed and are solvent; (G) the goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any lien, claim, encumbrance or security interest, except those of Secured Party and those removed, terminated or assigned to Secured Party on or prior to the date hereof; (H) such Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility thereof; (I) to the best of such Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in its financial condition; (J) no security interest therein has been granted by such Borrower to any Person other than that granted to Secured Party pursuant hereto; and (K) each invoice or other evidence of payment obligation furnished to Account Debtors with respect to outstanding Accounts is issued in Borrower's corporate name; provided, however, that a Borrower may use other trade styles different from its corporate name from time to time for invoicing purposes so long as (i) such Borrower shall notify Secured Party in writing thereof prior to the use of such trade styles; (ii) the Accounts so created and the payments received with respect thereto shall be and remain Borrower's property; (iii) no other person shall have any interest in such Accounts; and (iv) the trade styles so used are names either owned by such Borrower or for the use of which such Borrower shall have obtained prior approval.

                 (b) Maintenance of Equipment. Subject to each Borrower's right to dispose of Equipment from time to time to the extent provided in the Loan Documents, Borrower will at all times maintain and preserve the Equipment in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into account ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practice so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                 (c)      Covenants Regarding Patent and Trademark Collateral.

                          (i)     Each Borrower shall notify Secured Party
immediately if it knows or has reason to know that any Patent or any registration relating to any Trademark which is material to the conduct of such Borrower's business may become abandoned, cancelled or declared invalid, or if any Trademark or the invention disclosed in any of the Patents is dedicated to the public domain, or of any adverse determination or development in any proceeding in the United States Patent and Trademark Office, in analogous offices or agencies in other countries or in any court regarding such Borrower's ownership of any Patent or Trademark which is material to the conduct of such Borrower's business, its right to register the same, or to keep and maintain the same.

                         (ii)     If a Borrower, either itself or through any
agent, employee, licensee or designee, applies for a patent or files an application for the registration of any Trademark with the United States Patent and Trademark Office or any analogous office or agency in any other country or any political subdivision thereof or otherwise obtains rights in any Patent or Trademark, such Borrower will promptly inform Secured Party, and, upon request of Secured Party, execute and deliver any and all agreements, instruments, documents, and papers as Secured Party may request to evidence Secured Party's security interest in such Patent or Trademark and the General Intangibles, including, without limitation, in the case of Trademarks, the goodwill of such Borrower, relating thereto or represented thereby.

                        (iii) Each Borrower will take all necessary actions to prosecute vigorously each application and to attempt to obtain the broadest Patent or registration of a Trademark therefrom and to maintain each Patent and Trademark registration which is material to the conduct of such Borrower's business, including, without limitation, with respect to Patents, payments of required maintenance fees, and, with respect to Trademarks, filing of applications for renewal, affidavits of use and affidavits of incontestability. In the event that any Borrower fails to take any of such actions, Secured Party may do so in such Borrower's name or in Secured Party's name and all reasonable expenses incurred by Secured Party in connection therewith shall be paid by Borrowers in accordance with Section 9 hereof.

                         (iv)     Each Borrower shall use its best efforts to
detect infringers of the Patents and Trademarks. In the event that any of the Patents or Trademarks is infringed, misappropriated or diluted by a third party, Borrower shall notify Secured Party promptly after it learns thereof and shall, if such Patents or Trademarks is material to the conduct of such Borrower's business, promptly take appropriate action to protect such Patents or Trademarks. In the event that any Borrower fails to take any such actions Secured Party may do so in such Borrower's name or Secured Party's name and all expenses incurred by Secured Party in connection therewith shall be paid by Borrower in accordance with Section 9 hereof.

         7. Reporting and Recordkeeping. Each Borrower covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been fully satisfied and the Loan Documents have been terminated:

                 (a) Maintenance of Records Generally. Each Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. If requested by Secured Party, all Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Bank of America, FSB, as Agent." If requested by Secured Party, the security interest of Secured Party shall be noted on the certificate of title of each vehicle. For Secured Party's further security, each Borrower agrees that Secured Party and Secured Party shall have a special property interest in all of such Borrower's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any event of default, each Borrower shall deliver and turn over any such books and records to Secured Party or to its representatives at any time on demand of Secured Party. Prior to the occurrence of an Event of Default and upon reasonable notice from Secured Party, each Borrower shall permit any representative of Secured Party to inspect such books and records and will provide photocopies thereof to Secured Party.

                 (b)      Special Provisions Regarding Maintenance of Records.

                          (i)     EMI, on behalf of Borrowers, shall deliver to
Secured Party the Borrowing Base Certificate and such other reports and schedules with respect to the Accounts as shall be required by the Loan Agreement, and upon the request of Secured Party, invoice registers and copies, (or originals to the extent necessary or advisable for Secured Party to collect on Accounts after the occurrence of an Event of Default), of all invoices, shipping receipts, orders and other documents relating to the creation of the Accounts listed on such certificates, reports and schedules. Borrower shall keep complete and accurate records of its Accounts.

                          (ii)    EMI shall maintain accurate, itemized records
itemizing and describing the kind, type, quantity and value of its Equipment and shall furnish Secured Party with a current schedule containing the foregoing information on an annual basis and more often if requested by Secured Party.

                          (iii)   EMI will promptly upon, but in no event later
than five (5) Business Days after its learning thereof, in addition to any obligation to disclose such information or the Borrowing Base Certificate, immediately inform Secured Party in writing in the event any Eligible Accounts having an aggregate value equal to five percent (5%) or more of total Eligible Accounts, become ineligible and of the reasons for such ineligibility.

                          (iv)    Each Borrower will promptly notify Secured
Party in writing if any of the Accounts, the face value of which exceeds $5,000, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof (which shall make such Account ineligible) and at any time will take any action required or reasonably requested by Secured Party to give notice of Secured Party's security interest in such Accounts under the provisions of the federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority; and

                          (v)     Each Borrower at its expense will cause
certified independent public accountants satisfactory to Secured Party to prepare and deliver to Secured Party at any time and from time to time promptly upon Secured Party's request, the following reports: (A) a reconciliation of all of its Accounts, (B) an aging of all of its Accounts, (C) trial balances, and (D) a test verification of such Accounts as Secured Party may request. At Secured Party's request, each Borrower at its expense will cause certified independent public accountants satisfactory to Secured Party to prepare and deliver to Secured Party the results of the annual physical verification of its Inventory made or observed by such accountants.

                 (c) Further Identification of Collateral. Each Borrower will if so requested by Secured Party furnish to Secured Party, as often as Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

                 (d)      Notices.  In addition to the notices required by
Section 7(b) hereof, each Borrower will advise Secured Party promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

         8. Secured Party's Appointment as Attorney-in-Fact. Each Borrower hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of such Borrower, without notice to or assent by such Borrower to do the following:

                          (i)     to ask, demand, collect, receive and give
acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                          (ii)    to pay or discharge taxes, liens, security
interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                          (iii)   (A) to direct any party liable for any
payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Secured Party shall in its sole discretion determine; and
(H) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Borrowers' expense, at any time, or from time to time, all acts and things which Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as any Borrower might do.

                 (a) Secured Party agrees that, except upon the occurrence and during the continuation of an Event of Default, it will not exercise the power of attorney or any rights granted to Secured Party pursuant to this
Section 8 except for the rights granted under clause (ii) above, provided that the foregoing shall not limit Secured Party's rights under the power of attorney granted in Section 5(a) hereof. Each Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this
Section is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full and the Loan Documents have been terminated.

                 (b) The powers conferred on Secured Party hereunder are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrowers for any act or failure to act, except for its own gross negligence or willful misconduct.

                 (c) Each Borrower also authorizes Secured Party, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Borrower in and under the Contracts hereunder and other matters relating thereto and

(ii) to execute, in connection with the sale provided for in Section 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         9. Performance by Secured Party of a Borrower's Obligations. If any Borrower fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Security Agreement, shall (after giving any notices thereof to Borrower which are required under the Loan Agreement) itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Secured Party incurred in connection with such performance or compliance, together with interest thereon at the highest contract rate then applicable to advances under Facility No. 1 shall be payable by Borrowers to Secured Party on demand and shall constitute Secured Obligations secured hereby.

         10. Remedies and Rights Upon Default. (a) If an Event of Default shall occur and be continuing, Secured Party may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Borrower expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Borrower hereby releases. Each Borrower further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at places which Secured Party shall reasonably select, whether at a Borrower's premises or elsewhere. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 10(d) hereof, Borrowers remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need Secured Party account for the surplus, if any, to Borrowers. To the maximum extent permitted by applicable law, each Borrower waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or wilful misconduct of Secured Party. Each Borrower agrees that Secured Party need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to each Borrower at its address referred to in Section 14 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Each Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled, each Borrower also being liable for the reasonable fees actually incurred of any attorneys to collect such deficiency.

                 (b) Each Borrower also agrees to pay all costs of Secured Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                 (c) Each Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral, except for any notices which are expressly required to be given under the Loan Agreement or hereunder.

                 (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

                          first, to Secured Party in an amount sufficient to
pay in full the reasonable expenses of Secured Party in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorney's fees (it being understood that, as used herein, "attorney's fees" includes the allocated costs of the Secured Party's in-house counsel);

                          second, to the Bank and each Issuer in an amount
equal to the then unpaid amount of the Secured Obligations, in such manner and order as they may elect, and if such Proceeds shall be insufficient to pay in full such amount, then to the Bank and each Issuer ratably in accordance with the then unpaid amounts thereof owing to them; and

                          finally, upon full payment and satisfaction of all of
the Secured Obligations, to pay to Borrowers or as a court of competent jurisdiction otherwise may direct, any surplus then remaining from such Proceeds.

         11. Grant of License to Use Patent and Trademark Collateral. For the purpose of enabling Secured Party to exercise rights and remedies under
Section 10 hereof at such time as Secured Party, without regard to this Section 11, shall be lawfully entitled to exercise such rights and remedies, each Borrower hereby grants to Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Borrower) to use, license or sublicense any Patent or Trademark, now owned or hereafter acquired by any Borrower, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

         12. Limitation on Secured Party's Duty in Respect of Collateral. Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of Borrowers, Secured Party shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

         13. Term of Agreement; Reinstatement. This Agreement and the security interests granted hereunder shall remain in full force and effect until all Secured Obligations have been fully paid and satisfied and all Loan Documents have been terminated (except for any obligations designated under any Loan Document as continuing on an unsecured basis). Further this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower for liquidation or reorganization, should any Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         14. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in the manner and to the addresses set forth in the Loan Agreement.

         15. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         16. No Waiver; Cumulative Remedies. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and, where applicable, by Borrowers.

         17.     Successor and Assigns; Governing Law.

                 (a) This Security Agreement and all obligations of Borrowers hereunder shall be binding upon the successors and assigns of each Borrower, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Bank, the Issuers and the Secured Party and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Secured Party hereunder.

                 (b) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS.

         18. Use and Protection of Patent and Trademark Collateral. Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, Secured Party shall from time to time execute and deliver, upon the written request of Borrowers, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of a Borrower to permit such Borrower to continue to exploit, license, use, enjoy and protect the Patents and Trademarks.

         19. Further Indemnification. Each Borrower agrees to pay, and to save Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

                 IN WITNESS WHEREOF, Borrowers have caused this Security Agreement to be executed and delivered by their duly authorized officers, under seal, as of the date first set forth above.

                                          "EMI"

                                          EDUCATIONAL MEDICAL, INC., a Delaware
                                          corporation


                                          By: /s/ Vince Pisano
                                             -----------------------------------
                                               Name:  Vince Pisano
                                               Title: Vice President and
                                                      Chief Financial Officer

                                          Attest: /s/ Morris C. Brown
                                                 -------------------------------
                                                 Name:  Morris C. Brown
                                                 Title: Secretary

                                                                  [SEAL]

                                      "SUBSIDIARIES"

                                      ANDON COLLEGES, INC., a California
                                      corporation


                                      By: /s/ Vince Pisano
                                         --------------------------------------
                                         Name:  Vince Pisano
                                         Title: Vice President and
                                                Chief Financial Officer


                                      Attest: /s/ Morris C. Brown
                                             ----------------------------------
                                             Name:  Morris C. Brown
                                             Title: Secretary

                                                                        [SEAL]


                                      CALIFORNIA ACADEMY OF
                                      MERCHANDISING, ART AND DESIGN, INC., a
                                      Delaware corporation


                                      By: /s/ Vince Pisano
                                         --------------------------------------
                                         Name:  Vince Pisano
                                         Title: Vice President and
                                                Chief Financial Officer


                                      Attest: /s/ Morris C. Brown
                                             ----------------------------------
                                             Name:  Morris C. Brown
                                             Title: Secretary

                                                                  [SEAL]

                                         DBS ACQUISITION CORP., a Virginia
                                         corporation


                                         By: /s/ Vince Pisano
                                            -----------------------------------
                                            Name:  Vince Pisano
                                            Title: Vice President and
                                                   Chief Financial Officer


                                         Attest: /s/ Morris C. Brown
                                                -------------------------------
                                                Name:  Morris C. Brown
                                                Title: Secretary

                                                                   [SEAL]


                                         DEST EDUCATION CORPORATION, a
                                         California corporation


                                         By: /s/ Vince Pisano
                                            -----------------------------------
                                            Name:  Vince Pisano
                                            Title: Vice President and
                                                   Chief Financial Officer


                                         Attest: /s/ Morris C. Brown
                                                -------------------------------
                                                Name:  Morris C. Brown
                                                Title: Secretary

                                                                       [SEAL]

                                       ICM ACQUISITION CORP., a Delaware
                                       corporation


                                       By: /s/ Vince Pisano
                                          -------------------------------------
                                          Name:  Vince Pisano
                                          Title: Vice President and
                                                 Chief Financial Officer


                                       Attest: /s/ Morris C. Brown
                                              ---------------------------------
                                              Name:  Morris C. Brown
                                              Title: Secretary

                                                                 [SEAL]


                                       HBC ACQUISITION CORP., a Delaware
                                       corporation


                                       By: /s/ Vince Pisano
                                          -------------------------------------
                                          Name:  Vince Pisano
                                          Title: Vice President and
                                                 Chief Financial Officer


                                       Attest: /s/ Morris C. Brown
                                              ---------------------------------
                                              Name:  Morris C. Brown
                                              Title: Secretary

                                                                 [SEAL]

                                        MARIC LEARNING SYSTEMS, a California
                                        corporation


                                        By: /s/ Vince Pisano
                                           ------------------------------------
                                           Name:  Vince Pisano
                                           Title: Vice President and
                                                  Chief Financial Officer


                                        Attest: /s/ Morris C. Brown
                                               --------------------------------
                                               Name:  Morris C. Brown
                                               Title: Secretary

                                                               [SEAL]


                                        MTSX ACQUISITION CORP., a Delaware
                                        corporation


                                        By: /s/ Vince Pisano
                                           ------------------------------------
                                           Name:  Vince Pisano
                                           Title: Vice President and
                                                  Chief Financial Officer


                                        Attest: /s/ Morris C. Brown
                                               --------------------------------
                                               Name:  Morris C. Brown
                                               Title: Secretary

                                                                       [SEAL]

                                          OIOPT ACQUISITION CORP., a Delaware
                                          corporation


                                          By: /s/ Vince Pisano
                                             ----------------------------------
                                             Name:  Vince Pisano
                                             Title: Vice President and
                                                    Chief Financial Officer


                                          Attest: /s/ Morris C. Brown
                                                 ------------------------------
                                                 Name:  Morris C. Brown
                                                 Title: Secretary

                                                                      [SEAL]


                                          PALO VISTA COLLEGE OF NURSING AND ALL
                                          IED HEALTH SCIENCES, INC., a
                                          California corporation


                                          By: /s/ Vince Pisano
                                             ----------------------------------
                                             Name:  Vince Pisano
                                             Title: Vice President and
                                                    Chief Financial Officer


                                          Attest: /s/ Morris C. Brown
                                                 ------------------------------
                                                 Name:  Morris C. Brown
                                                 Title: Secretary

                                                                  [SEAL]

                                         SACMD ACQUISITION CORP., a Delaware
                                         corporation


                                         By: /s/ Vince Pisano
                                            -----------------------------------
                                            Name:  Vince Pisano
                                            Title: Vice President and
                                                   Chief Financial Officer


                                         Attest: /s/ Morris C. Brown
                                                -------------------------------
                                                Name:  Morris C. Brown
                                                Title: Secretary

                                                                     [SEAL]


                                         SCOTTSDALE EDUCATIONAL CENTER FOR
                                         ALLIED HEALTH CAREERS, INCORPORATED,
                                         an Arizona corporation


                                         By: /s/ Vince Pisano
                                            -----------------------------------
                                            Name:  Vince Pisano
                                            Title: Vice President and
                                                   Chief Financial Officer


                                         Attest: /s/ Morris C. Brown
                                                -------------------------------
                                                Name:   Morris C. Brown
                                                Title:  Secretary

                                                                   [SEAL]
Accepted and Acknowledged by:

BANK OF AMERICA, FSB


By: ______________________________
Name:_____________________________
Title:____________________________

                                   SCHEDULE I

                                    FILINGS



         JURISDICTION                                   FILING OFFICES
         ------------                                   --------------

         1.      Educational Medical, Inc.

         (a)     Secretary of State of Arizona
         (b)     Secretary of State of California
         (c)     Secretary of State of Florida
         (d)     Fulton County, Georgia
         (e)     Department of Assessments and Taxation of Maryland
         (f)     Secretary of State of Ohio
         (g)     Montgomery County, Ohio
         (h)     Secretary of Commonwealth of Pennsylvania
         (i)     Allegheny County, Pennsylvania
         (j)     Secretary of State of Texas
         (k)     Secretary of State of Virginia
         (l)     Rockingham County, Virginia
         (m)     City of Roanoke, Virginia
         (n)     City of Stauntan, Virginia

         2.      Bauder College (trade name of Educational Medical, Inc.)

         (a)     Fulton County, Georgia (included in 1(d) above)

         3.      Andon Colleges, Inc. (subsidiary)

         (a)     Secretary of State of California
         (b)     Fulton County, Georgia

         4.      Andon College (trade name of Andon Colleges, Inc.)

         (a)     Secretary of State of California (included in 3(a) above)
         (b)     Fulton County, Georgia (included in 3(b) above)

         5.      Andon College at Modesto (trade name of Andon Colleges, Inc.)

         (a)     Secretary of State of California (included in 3(a) above)

         (b)     Fulton County, Georgia (included in 3(b) above)

         6.      California Academy of Merchandising, Art and
         Design, Inc. (subsidiary)

         (a)     Secretary of State of California
         (b)     Fulton County, Georgia

         7.      California Academy of Fashion Merchandising,
         Art and Design (trade name of California Academy of
         Merchandising, Art and Design, Inc.)

         (a)     Secretary of State of California (included in 6(a) above)
         (b)     Fulton County, Georgia (included in 6(b) above)

         8.      DBS Acquisition Corp. (subsidiary)

         (a)     Fulton County, Georgia
         (b)     Secretary of State of Virginia
         (c)     Rockingham County, Virginia
         (d)     City of Roanoke, Virginia
         (e)     City of Staunton, Virginia

         9.      Dominion Business School (a trade name of DBS Acquisition
         Corp.)

         (a)     Fulton County, Georgia (included in 8(a) above)
         (b)     Secretary of State of Virginia
         (c)     Rockingham County, Virginia
         (d)     City of Roanoke, Virginia
         (e)     City of Staunton, Virginia

         10.     DEST Education Corporation (subsidiary)

         (a)     Secretary of State of California
         (b)     Fulton County, Georgia

         11.     Andon College (trade name of DEST Education Corporation)

         (a)     Secretary of State of California (included in 10(a) above)
         (b)     Fulton County, Georgia (included in 10(b) above)

         12.     Andon College at Stockton (trade name of DEST Education
         Corporation)

         (a)     Secretary of State of California (included in 10(a) above)
         (b)     Fulton County, Georgia (included in 10(b) above)

         13.     HBC Acquisition Corp. (subsidiary)

         (a)     Fulton County, Georgia
         (b)     Secretary of State of Maryland

         14.     Hagerstown Business College (trade name of HBC Acquisition
         Corp.)

         (a)     Fulton County, Georgia (included in 13(a) above)
         (b)     Secretary of State of Maryland

         15.     ICM Acquisition Corp. (subsidiary)

         (a)     Fulton County, Georgia
         (b)     Secretary of Commonwealth of Pennsylvania
         (c)     Allegheny County, Pennsylvania

         16.     ICM School of Business (a trade name of ICM Acquisition Corp)

         (a)     Fulton County, Georgia (included in 15(a) above)
         (b)     Secretary of Commonwealth of Pennsylvania
         (c)     Allegheny County, Pennsylvania

         17.     Maric Learning Systems (subsidiary)

         (a)     Secretary of State of California
         (b)     Fulton County, Georgia

         18. Maric College of Medical Careers (a trade name of Maric Learning Systems)

         (a)     Secretary of State of California (included in 17(a) above)
         (b)     Fulton County, Georgia (included in 17(b) above)

         19.     MTSX Acquisition Corp. (subsidiary)

         (a)     Secretary of State of California
         (b)     Fulton County, Georgia

         20. Modern Technology School of X-Ray (a trade name of MTSX Acquisition Corp.)

         (a)     Secretary of State of California (included in 19(a) above)
         (b)     Fulton County, Georgia (included in 19(b) above)

         21.     OIOPT Acquisition Corp. (subsidiary)

         (a)     Fulton County, Georgia
         (b)     Secretary of State of Ohio
         (c)     Montgomery County, Ohio

         22.     Ohio Institute of Photography and Technology (d/b/a)

         (a)     Fulton County, Georgia (included in 21(a) above)
         (b)     Secretary of State of Ohio
         (c)     Montgomery County, Ohio

         23. Palo Vista College of Nursing and Allied Health Sciences, Inc. (subsidiary)

         (a)     Secretary of State of California
         (b)     Fulton County, Georgia

         24. Maric College of Medical Careers (a trade name of Palo Vista College of Nursing and Allied Health Sciences, Inc.)

         (a)     Secretary of State of California (included in 23(a) above)
         (b)     Fulton County, Georgia (included in 23(b) above)

         25.     SACMD Acquisition Corp. (subsidiary)

         (a)     Fulton County, Georgia
         (b)     Secretary of State of Texas

         26.     Career Centers of Texas (a trade name of SACMD Acquisition
         Corp.)

         (a)     Fulton County, Georgia (included in 25(a) above)
         (b)     Secretary of State of Texas (included in 25(b) above)


         27.     San Antonio College of Medical and Dental Assistants

         (a trade name of SACMD Acquisition Corp.)

         (a)     Fulton County, Georgia (included in 25(a) above)
         (b)     Secretary of State of Texas

         28. Scottsdale Educational Center for Allied Health Careers, Inc. (subsidiary)

         (a)     Secretary of State of Arizona
         (b)     Fulton County, Georgia

         29. Long Medical Institute (a trade name of Scottsdale Center for Allied Health Careers, Inc.)

         (a)     Secretary of State of Arizona
         (b)     Fulton County, Georgia (included in 28(b) above)

                                 SCHEDULE II


                 LOCATION OF RECORDS AND CERTAIN COLLATERAL

1.      Principal Place of Business
        and Chief Executive Office:


        Ownership Status:

2.      Other Collateral Location